Subsequent Event (Details) - USD ($)		1 Months Ended
	Mar. 01, 2017	Nov. 28, 2017
Stock Purchase Agreement [Member]
Subsequent Event (Textual)
Acquired percentage of outstanding shares of common stock	100.00%
Accrued but unpaid third-party liabilities	$ 500,000
Liabilities related to maintenance	500,000
Intangible assets and accrued liabilities, decreased	$ 500,000
Subsequent Event [Member]
Subsequent Event (Textual)
Subsequent event, description
i.	On August 14, 2017, the Company entered into a definitive purchase agreement for the acquisition of six Lockheed L-1011, subject to satisfactory completion of inspection of the aircraft. The inspection was completed satisfactorily by the end of October, 2017. The closing of the transaction is now only subject to the seller fulfilling their obligations under the purchase agreement to remove all liens on the aircraft. The sale is expected to close in the fourth quarter of 2017. As payment for the aircraft, the Company expects to issue approximately 6.7 million shares to the seller during the fourth quarter of 2017.

ii.	On October 6, 2017, the Company entered into an equity financing agreement with GHS Investments LLC, a Nevada limited liability company, under which the Company may issue, over the next 24 months, shares of common stock representing up to an aggregate of $12,000,000 of equity financing. The number of shares to be issued would depend on the price per share, which will be based on a discount to the volume weighted average market price of the shares during a 10-trading day period. Shares issued under the equity financing agreement are subject to a registration rights agreement.

iii.	On November 22, 2017, the Company notified one of its customers that the Company was terminating an aircraft management agreement with them due to their on-going and repeated failure to make payment in full of all amounts due under the contract. The contract represents a material portion of the Company’s consolidated revenues ($4.0 million for the first nine months of 2017), but has not contributed significantly to either consolidated gross profit or net profit. The Company also informed the customer that it would seek damages for losses and expenses in light of the customer’s repudiatory breach of the contract. Depending on the outcome of negotiations with the customer, and possibly litigation, the receivables owed to the Company for services rendered, together with damages, would be applied against the operating deposit of $750,000 to be repaid to the customer following contract termination.